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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 15, 2005



                         KERYX BIOPHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



             DELAWARE                            000-30929                            13-4087132
   (State or Other Jurisdiction          (Commission File Number)          (IRS Employer Identification No.)
        of Incorporation)



                              750 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of Principal Executive Offices)

                                 (212) 531-5965
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act.
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
  [ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
      Act.
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 8.01.    OTHER EVENTS.

         On July 15, 2005, Keryx Biopharmaceuticals, Inc. issued a press release announcing the pricing of its public offering of 5,030,000 shares of its common stock at an offering price of $14.05 per share. A copy of such press release is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         The following exhibit is filed as a part of this report:

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
         EXHIBIT
         NUMBER            DESCRIPTION
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
         99.1              Press Release dated July 15, 2005.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KERYX BIOPHARMACEUTICALS, INC.
                              (Registrant)



Date:  July 15, 2005


                              By:/s/ Ron Bentsur
                                 -----------------------------------
                                 Ron Bentsur
                                 Vice President, Finance and Investor Relations
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                               INDEX TO EXHIBITS

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
         EXHIBIT
         NUMBER            DESCRIPTION
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
         99.1              Press Release dated July 15, 2005.
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